UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050 Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

480-840-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
The following matters submitted to stockholders at the Company's 2017 Annual Meeting held on June 29, 2017, and the voting results thereof were as follows:

(a)	Election of directors
Votes regarding the election of directors were as follows:

Nominee	For	Abstain
Lawrence D. Bain	11,902,596	767,798
Leigh Feuerstein	12,019,925	650,469
Dr. Andrew Fishleder	11,996,771	673,623
Michael M. Racy	12,035,266	635,128

(b)	Ratification of Appointment of Independent Public Accounting Firm

Votes regarding the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

For	Against	Abstain
12,323,269	259,744	87,381

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 5, 2017	IMH FINANCIAL CORPORATION

		By:	/s/ Samuel J. Montes
Samuel J. Montes
Chief Financial Officer